UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2020 (May 13, 2020)

RBB BANCORP

(Exact name of Registrant as Specified in Its Charter)

California	001-38149	27-2776416
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1055 Wilshire Blvd., 12th floor, Los Angeles, California		90017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (213) 627-9888

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	RBB	NASDAQ Global Select Market

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 13, 2020, RBB Bancorp (the “Company”) held its 2020 Annual Meeting of Shareholders (the “Annual Meeting”).

At the Annual Meeting, the shareholders of the Company:

•

elected Peter M. Chang, Wendell Chen, Christina Kao, James Kao, Chie-Min (Christopher) Koo, Alfonso Lau, Christopher Lin, Ko-Yen Lin, Paul Lin, Feng (Richard) Lin, Yee Phong (Alan) Thian, Catherine Thian, and Raymond Yu to the board of directors of the Company (the “Board”);

•	approved, on a non-binding, advisory basis, the compensation of the Company's named executive officers; and
•	ratified the appointment of Eide Bailly LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

On March 16, 2020, the record date for the Annual Meeting, there were 19,955,421 shares of Company common stock issued, outstanding and entitled to vote.  Shareholders holding 13,777,009 shares of Company common stock participated in the Annual Meeting, by webcast, telephonically or by proxy. The results of the matters voted upon at the 2020 Annual Meeting were as follows:

Proposal 1:  All nominees were elected to the Board with the following vote counts:

	FOR	WITHHELD	BROKER NON-VOTES
Peter M. Chang	12,649,558	1,127,451	0
Wendell Chen	13,768,110	8,899	0
Christina Kao	13,748,415	28,594	0
James Kao	13,710,786	66,223	0
Chie-Min (Christopher) Koo	13,674,486	102,523	0
Alfonso Lau	13,748,415	28,594	0
Christopher Lin	12,700,292	1,076,717	0
Ko-Yen Lin	13,745,370	31,639	0
Paul Lin	13,730,115	46,894	0
Feng (Richard) Lin	12,757,616	1,019,393	0
Yee Phong (Alan) Thian	13,743,229	33,780	0
Catherine Thian	13,745,370	31,369	0
Raymond Yu	13,768,110	8,899	0

Proposal 2:   The compensation of the Company’s named executive officers was approved, on a non-binding advisory basis, having received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
9,270,161	4,503,930	2,918	0

Proposal 3:  The appointment of Eide Bailly LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 was ratified, having received the following votes:

FOR	AGAINST	ABSTAIN
13,776,509	0	500

Item 7.01 Regulation FD Disclosure.

On May 13, 2020, during the Company’s annual meeting, David Morris, Chief Financial Officer, made a presentation regarding the Company’s first quarter of 2020 financial results (Exhibit 99.1).

The presentation, a copy of which is furnished herewith as Exhibit 99.1, is incorporated herein by reference. The investor presentation replaces and supersedes investor presentation materials furnished as an exhibit to the Company’s Current Reports on Form 8-K.  The information contained in this Item 7.01, and Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibits.

99.1	Annual meeting presentation regarding RBB first quarter 2020 financial results

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 14, 2020	RBB BANCORP

	By:	/s/ David Morris
	Name:	David Morris
	Title:	Executive Vice President
and Chief Financial Officer

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